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                        BERGER SMALL COMPANY GROWTH FUND
                              Institutional Shares

                         SUPPLEMENT DATED JULY 19, 2002
                                       TO
                        PROSPECTUS DATED JANUARY 29, 2002

         Effective July 19, 2002, Berger Financial Group LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of Berger Small Company Growth Fund. Mr. Tracey joined Berger Financial Group LLC in June of 2000. From November 1995 to May 2000, he was Vice President and Portfolio Manager of Oppenheimer Funds where he managed emerging growth funds. Mr. Tracey has more than 25 years experience in the securities industry.

         The section "Organization of the Fund" of the Prospectus is amended accordingly.